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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       The Management Network Group, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                                              48-1129619
(State of incorporation or organization                  (IRS Employer I.D. No.)

           7300 College Boulevard, Suite 302, Overland Park, KS 66210
                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-76049

Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $.001 par value per share
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                                (Title of Class)

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Item 1.   Description of Registrant Securities to be Registered

          Incorporated by reference to pages 64 through 66 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed on September 20, 1999 (the "S-1 Registration Statement").

Item 2.   Exhibits

          The following exhibits are filed as a part of this registration statement:

          1.*  Specimen certificate for Registrant's Common Stock;

          2.** Certificate of Incorporation, as currently in effect;

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*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.




                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 9, 1999                  THE MANAGEMENT NETWORK GROUP, INC.


                                       By: /s/ Richard P. Nespola
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                                           Richard P. Nespola
                                           President and Chief Executive Officer